EXHIBIT 10.2

                                                                      APPENDIX A


                                 MUTUAL RELEASE
                                 --------------

     (a) Dale F. Elliott ("Releasor"), for and in consideration of the release set forth in paragraph (d) below and the payment of the lump sum amount provided pursuant to Section 3 (b) of the Separation Agreement entered into effective as of November 13, 2004 (the "Separation Agreement"), does for himself and his heirs, executors, administrators, successors and assigns, hereby now and forever, voluntarily, knowingly and willingly release and discharge Snap-on Incorporated (the "Company") and its parents and each of their respective subsidiaries and affiliates (collectively, the "Company Group"), together with each of their respective present and former partners, officers, directors, employees and agents, and each of their predecessors, heirs, executors, administrators, successors and assigns (but as to any partner, officer, director, employee or agent, only in connection with, or in relationship to, his or its capacity as a partner, officer, director, employee or agent of the Company and its subsidiaries or affiliates and not in connection with, or in relationship to, his or its personal capacity unrelated to the Company or its subsidiaries or affiliates) (collectively, the "Company Releasees"), from any and all charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever, known or unknown, suspected or unsuspected (collectively, "Claims."), which Releasor or Releasor's heirs, executors, administrators, successors or assigns ever had, now have or hereafter can, shall or may have against the Company Releasees, jointly or severally, by reason of any matter, cause or thing whatsoever arising from the beginning of time to the time Releasor executes this release, arising out of or relating in any way to Releasor's employment or director relationship with the Company, or the termination thereof, including but not limited to Claims arising out of or relating to the Employment Agreement between Releasor and the Company entered into as of April 27, 2001. This release includes, but is not limited to, any Claims arising under any statute or regulation, including the Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, or the Family and Medical Leave Act of 1993, the Wisconsin Fair Employment Act, each as amended, or any other federal, state or local law, regulation, ordinance or common law, or under any policy, agreement, understanding or promise, written or oral, formal or informal, between any Company Releasee and Releasor. Releasor shall not seek or be entitled to any personal recovery, in any action or proceeding that may be commenced on Releasor's behalf in any way arising out of or relating to the matters released herein. Notwithstanding the foregoing, nothing herein shall release any Company Releasee from any Claim (i) based on the Executive's rights under the Separation Agreement, (ii) that arises after the date the Executive executes this release, (iii) relating to the Executive's eligibility for indemnification in accordance with applicable laws or the certificate of incorporation or by-laws of the Company (or any affiliate or subsidiary) or any applicable insurance policy, with respect to any liability the Executive incurs or incurred as a director, officer or employee of the Company or any affiliate or subsidiary (including as a trustee, director or officer of any employee benefit plan), (iv) based on any vested rights to benefits under any employee benefit plans in which the Executive participated as of the Execution Date or (v) based on any right the Executive may have to obtain contribution as permitted by law in the event of entry of judgment against the Executive as a result of any act or failure to act for which the Executive and the Company or any affiliate or subsidiary are held jointly liable.

     (b) Releasor has been advised to consult with an attorney of Releasor's choice prior to signing this release, has done so and enters into this release freely and voluntarily.

     (c) Releasor has had in excess of twenty-one (21) calendar days to consider the terms of this release. Once Releasor has signed this release, Releasor has seven (7) additional days to revoke Releasor's consent and may do so by writing to the Company as provided in Section 11(b) of the Employment Agreement.
Releasor's release shall not be effective, and the Company shall be under no obligation to make the lump sum payment contemplated by Section 3 (b) of the Separation Agreement or to execute this release, until the eighth day after Releasor shall have executed this release (the "Effective Date") and returned it to the Company, assuming that Releasor has not revoked Releasor's consent to this release prior to such date.

     (d) The Company, for and in consideration of the release set forth in paragraph (a) above and Releasor's covenants under the Employment Agreement and the Separation Agreement, on behalf of itself and the other members of the Company Group and any other Company Releasee, their respective successors and assigns, and any and all other persons claiming through any member of the Company Group or such other Company Releasee, and each of them, does hereby now and forever, voluntarily, knowingly and willingly release and discharge, the Releasor and his dependents, administrators, agents, executors, successors, assigns, and heirs, from any and all Claims which the Company and each other member of the Company Group or any other Company Releasee, their respective successors and assigns, and any and all other persons claiming through any member of the Company Group or such other Company Releasee ever had, now have or hereafter can, shall or may have against the Releasor by reason of any matter, cause or thing whatsoever arising from the beginning of time to the time the Company executes this release arising out of or relating to the Executive's employment or director relationship with the Company or the termination thereof, including, but not limited to, any Claim arising under any federal, state or local employment law or ordinance, tort, contract or breach of public policy theory or alleged violation of any other legal obligation. Notwithstanding the foregoing, nothing herein shall release the Releasor and his dependents, administrators, agents, executors, successors, assigns, and heirs from any Claim
(i) in respect of the Company's rights under the Employment Agreement or the Separation Agreement for any breach by the Executive of either of such agreements on or after the Execution Date of the Separation Agreement, (ii) based on any Claim that arises after the date the Company executes this release or (iii) based on any right the Company or any affiliate or subsidiary may have to obtain contribution as permitted by law in the event of entry of judgment against it as a result of any act or failure to act for which the Company or any affiliate or subsidiary and the Executive are jointly liable.

     (e) The Company's release shall become effective on the Effective Date, assuming that Releasor shall have executed this release and returned it to the Company and has not revoked Releasor's consent to this release prior to the Effective Date.

     (f) In the event that anyone or more of the provisions of this release shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder of this release shall not in any way be affected or impaired thereby.

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
     (g) This release may be executed in one or more counterparts, including by facsimile, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     (h) This release shall be governed by the law of the State of Wisconsin without reference to its choice of law rules.




















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
     IN WITNESS WHEREOF, each of the parties hereto has duly executed this release as of the date set forth below, such release to become effective on the Effective Date, assuming that Releasor has not revoked Releasor's consent to this release prior to the Effective Date.

                                                    Snap-on Incorporated



                                                    By:  /s/ Bruce S. Chelberg
                                                         ---------------------
                                                    Name:  Bruce S. Chelberg
                                                    Title:  Director

Signed this 13 day of November 2004.

                                                    /s/ Dale F. Elliott
                                                    --------------------------

Signed this 13 day of November, 2004.




















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